EXHIBIT A
                            JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13G (including any and all amendments thereto, and any filing on Schedule 13D relating to the same investment) with respect to the shares of common stock, par value $0.01 per share, of Bolle Inc., and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.


Dated:  June 5, 1998.               OZ MANAGEMENT, L.L.C.


                                    By:  /s/ Daniel S. Och
                                    --------------------------------
                                    Name:   Daniel S. Och
                                    Title:  Managing Member



Dated:  June 5, 1998.               OZ MASTER FUND, LTD.
                                    By:  OZ MANAGEMENT, L.L.C.
                                       as Investment Manager


                                    By:  /s/ Daniel S. Och
                                    ----------------------------------
                                    Name:   Daniel S. Och
                                    Title:  Managing Member



Dated:  June 5, 1998.               OCH-ZIFF CAPITAL MANAGEMENT, L.P.
                                    By:  OCH-ZIFF ASSOCIATES, L.L.C.
                                         as General Partner


                                    By:  /s/ Daniel S. Och
                                    -----------------------------------
                                    Name:  Daniel S. Och
                                    Title: Managing Member


Dated:  June 5, 1998.               OCH-ZIFF ASSOCIATES, L.L.C.


                                    By:  /s/ Daniel S. Och
                                    -----------------------------------
                                    Name:    Daniel S. Och
                                    Title:   Managing Member